                                                                   Exhibit 99.5

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact on the historical financial position and results of operations of BANC ONE of the Merger under the "pooling of interests" method of accounting. The unaudited pro forma condensed combined financial information combines the historical financial information of BANC ONE for the quarter ended March 31, 1997 and for the fiscal years ended December 31, 1996, 1995 and 1994 with the historical financial information of First USA for the quarter ended March 31, 1997 and for the twelve-month periods ended December 31, 1996, 1995 and 1994, respectively, as amended, in the case of First USA, by Amendment No. 1 on Form 10-K/A to First USA's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, Amendment No. 1 on Form 10-Q/A to First USA's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and Amendment No. 1 on Form 10-Q/A to First USA's Quarterly Report on Form 10-Q for the quarter ended December 31, 1996.

        The pro forma condensed combined financial information is based on and derived from, and should be read in conjunction with, (a) the historical consolidated financial statements and the related notes thereto of BANC ONE, and (b) the historical consolidated financial statements and the related notes thereto of First USA, as amended, in the case of First USA, by Amendment No. 1 on Form 10-K/A to First USA's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and First USA's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997. Certain pro forma adjustments have been made to the condensed combined financial information to conform significant accounting policy differences identified by BANC ONE and First USA.

                                      (1)

                     BANC ONE CORPORATION and Subsidiaries
                       Pro Forma Condensed Balance Sheet
                                at March 31,1997

                                  (Unaudited)

                                    BANC ONE     First USA  Adjustments    Pro Forma
                                   ----------    ---------  -----------    ----------
                                                 (dollars in millions)
Assets:

  Cash and short-term investments  $  5,609.6    $   445.8    ($1.8)(b)    $  6,053.6

  Loans held for sale                 2,369.0                                 2,369.0

  Securities                         14,818.0      3,685.9      1.8 (b)      18,505.7

  Loans & leases                     74,056.6      4,994.4                   79,051.0
   Less allowance                    (1,097.9)      (124.5)                  (1,222.4)

  Other assets                        5,832.6      1,224.0     23.5 (b)       7,080.1
                                   ----------    ---------   ------        ----------
  Total assets                     $101,587.9    $10,225.6   $ 23.5        $111,837.0
                                   ==========    =========   ======        ==========

Liabilities:

  Deposits                         $ 72,168.2    $ 1,618.9   $155.7 (b)    $ 73,942.8

  Short-term borrowings              13,790.9      4,203.8                   17,994.7

  Long-term borrowings                4,905.6      2,665.4                    7,571.0

  Other liabilities                   2,325.7        430.7    (62.2)(b)       2,694.2
                                   ----------    ---------   ------        ----------

Total Liabilities                    93,190.4      8,918.8     93.5         102,202.7

Preferred stock                         195.6                                   195.6

Common stock                          2,168.3          1.2    718.5 (a)       2,888.0

Other stockholders' equity            6,033.6      1,305.6   (718.5)(a)       6,550.7
                                                              (70.0)(c)
                                   ----------    ---------   ------        ----------

Total stockholders' equity            8,397.5      1,306.8    (70.0)          9,634.3
                                   ----------    ---------   ------        ----------

Total liabilities and
 stockholders' equity              $101,587.9    $10,225.6   $ 23.5        $111,837.0
                                   ==========    =========   ======        ==========

(a) The pro forma amount (including the conversion of First USA Convertible Preferred Stock which occurred prior to the Merger) assumes 155,120,633 shares of BANC ONE common stock are issued in the Merger, based on the exchange ratio of 1.1659 shares of BANC ONE common stock for each share of First USA common stock outstanding at March 31, 1997. The actual number of shares of BANC ONE common stock issued was 155,193,799.

(b) To record the impact of certain reclassifications to conform BANC ONE and First USA financial statement presentations.

(c) Represents current and prior year impacts for conforming BANC ONE and First USA accounting policies relating to revenue recognition for loan servicing income and deferral and amortization of loan origination costs.

 See Notes to the unaudited Pro Forma Condensed Combined Financial Information.

                                      (2)

                     BANC ONE CORPORATION and Subsidiaries
                       Pro Forma Condensed Balance Sheet
                              at December 31, 1996

                                  (Unaudited)

                                    BANC ONE     First USA  Adjustments    Pro Forma
                                   ----------    ---------  -----------    ----------
                                                 (dollars in millions)
Assets:

  Cash and short-term investments  $  6,699.5    $   506.3    ($0.7)(b)    $  7,205.1

  Loans held for sale                 1,473.8                                 1,473.8

  Securities                         15,522.6      3,608.4      0.7 (b)      19,131.7

  Loans & leases                     74,193.9      5,195.8                   79,389.7
   Less allowance                    (1,075.1)      (122.6)                  (1,197.7)

  Other assets                        5,033.4      1,090.6     26.9 (b)       6,150.9
                                   ----------    ---------   ------        ----------

  Total assets                     $101,848.1    $10,278.5   $ 26.9        $112,153.5
                                   ==========    =========   ======        ==========

Liabilities:

  Deposits                         $ 72,373.1    $ 1,705.1   $144.8 (b)    $ 74,223.0

  Short-term borrowings              14,105.6      4,219.8                   18,325.4

  Long-term borrowings                4,189.5      2,638.3                    6,827.8

  Other liabilities                   2,532.9        437.0    (60.6)(b)       2,909.3
                                   ----------    ---------   ------        ----------

Total Liabilities                    93,201.1      9,000.2     84.2         102,285.5

Preferred stock                         207.0          0.1                      207.1

Common stock                          2,165.5          1.2    715.9 (a)       2,882.6

Other stockholders' equity            6,274.5      1,277.0   (715.9)(a)       6,778.3
                                                              (57.3)(c)
                                   ----------    ---------   ------        ----------

Total stockholders' equity            8,647.0      1,278.3    (57.3)          9,868.0
                                   ----------    ---------   ------        ----------

Total liabilities and
 stockholders' equity              $101,848.1    $10,278.5   $ 26.9        $112,153.5
                                   ==========    =========   ======        ==========

(a) The pro forma amount (including the conversion of First USA Convertible Preferred Stock which occurred prior to the Merger) assumes 155,120,633 shares of BANC ONE common stock are issued in the Merger, based on the exchange ratio of 1.1659 shares of BANC ONE common stock for each share of First USA common stock outstanding at March 31,1997. The actual number of shares of BANC ONE common stock issued was 155,193,799.

(b) To record the impact of certain reclassifications to conform BANC ONE and First USA financial statement presentations.

(c) Represents current and prior year impacts for conforming BANC ONE and First USA accounting policies relating to revenue recognition for loan servicing income and deferral and amortization of loan origination costs.

 See Notes to the unaudited Pro Forma Condensed Combined Financial Information.

                                      (3)

                     BANC ONE CORPORATION and Subsidiaries
                Pro Forma Condensed Combined Statement of Income
                                  (unaudited)

                          Quarter ended March 31, 1997

                                         BANC ONE  First USA  Adjustments   Pro Forma
                                         --------  ---------  -----------   ---------
                                         (dollars in millions, except per share data)
Interest income                          $2,124.2    $153.7     $46.2 (b)   $2,324.1

Interest expense                           (839.6)   (122.1)     (4.6)(b)     (966.3)
                                         --------    ------    ------       --------

Net interest income                       1,284.6      31.6      41.6        1,357.8
Provision for loan and lease losses        (235.0)    (36.9)                  (271.9)
                                         --------    ------    ------       --------
Net interest income after provision
  for loan and lease losses               1,049.6      (5.3)     41.6        1,085.9

Other income                                585.4     288.6     (50.3)(b)      807.2
                                                                (16.5)(c)

Other expenses                           (1,068.9)   (243.8)      7.1 (b)   (1,309.0)
                                                                 (3.4)(c)
                                         --------    ------    ------       --------

Income before income taxes                  566.1      39.5     (21.5)         584.1
Income taxes                               (195.4)    (15.3)      1.6 (b)     (202.2)
                                                                  6.9 (d)
                                         --------    ------    ------       --------

Income from continuing operations          $370.7     $24.2    ($13.0)        $381.9
                                         ========    ======    =======      ========

Income from continuing operations per
  share(a)                                  $0.86                              $0.65
                                         ========                           ========

Average common shares outstanding (000)   426,146                            588,326
                                         ========                           ========

(a) The calculation of income from continuing operations per share for the pro forma financial statements uses the weighted average number of shares of BANC ONE common stock and First USA common stock, adjusted to equivalent shares of BANC ONE common stock.

(b) To record the impact of certain reclassifications to conform BANC ONE and First USA financial statement presentations.

(c) To conform BANC ONE's and First USA's accounting policies relative to revenue recognition for loan servicing income and deferral and amortization of loan origination costs.

(d) To record income tax effect relating to accounting adjustments to conform revenue recognition policies on loan servicing income.

 See Notes to the unaudited Pro Forma Condensed Combined Financial Information.

                                      (4)

                     BANC ONE CORPORATION and Subsidiaries
                Pro Forma Condensed Combined Statement of Income
                                  (unaudited)

           Year ended December 31, 1996 for BANC ONE and twelve month period ended December 31, 1996 for First USA

                                         BANC ONE  First USA  Adjustments   Pro Forma
                                         --------  ---------  -----------   ---------
                                         (dollars in millions, except per share data)
Interest income                          $8,044.9    $564.6    $126.7 (b)   $8,736.2

Interest expense                         (3,189.4)   (407.6)     (0.6)(b)   (3,597.6)
                                         --------    ------    ------       --------

Net interest income                       4,855.5     157.0     126.1        5,138.6
Provision for loan and lease losses        (788.1)   (154.6)                  (942.7)
                                         --------    ------    ------       --------
Net interest income after provision
  for loan and lease losses               4,067.4       2.4     126.1        4,195.9

Other income                              2,227.5   1,309.9    (139.5)(b)    3,362.9
                                                                (35.0)(c)

Other expenses                           (4,184.2)   (879.2)     12.0 (b)   (5,062.0)
                                                                (10.6)(c)
                                         --------    ------    ------       --------

Income before income taxes                2,110.7     433.1     (47.0)       2,496.8
Income taxes                               (684.2)   (157.2)      1.4 (b)     (824.0)
                                                                 16.0 (d)
                                         --------    ------    ------       --------

Income from continuing operations        $1,426.5    $275.9    ($29.6)      $1,672.8
                                         ========    ======    ======       ========

Income from continuing operations per
  share                                     $3.23                              $2.78
                                         ========                           ========

Average common shares outstanding (000)   436,927                            594,853
                                         ========                           ========

(a) The calculation of income from continuing operations per share for the pro forma financial statements uses the weighted average number of shares of BANC ONE common stock and First USA common stock, adjusted to equivalent shares of BANC ONE common stock.

(b) To record the impact of certain reclassifications to conform BANC ONE and First USA financial statement presentations.

(c) To conform BANC ONE's and First USA's revenue recognition policies on loan servicing income and deferral and amortization of loan origination costs.

(d) To record income tax effect relating to accounting adjustments to conform revenue recognition policies on loan servicing income and the deferral and amortization of loan origination costs.

 See Notes to the unaudited Pro Forma Condensed Combined Financial Information.

                                      (5)

                     BANC ONE CORPORATION and Subsidiaries
                Pro Forma Condensed Combined Statement of Income
                                  (unaudited)

           Year ended December 31, 1995 for BANC ONE and twelve month period ended December 31, 1995 for First USA

                                         BANC ONE  First USA  Adjustments   Pro Forma
                                         --------  ---------  -----------   ---------
                                         (dollars in millions, except per share data)
Interest income                          $7,100.9    $464.4    $22.6 (b)    $7,587.9

Interest expense                         (2,971.5)   (365.3)                (3,336.8)
                                         --------    ------    -----        --------

Net interest income                       4,129.4      99.1     22.6         4,251.1
Provision for loan and lease losses        (457.5)    (68.6)                  (526.1)
                                         --------    ------    -----        --------
Net interest income after provision
  for loan and lease losses               3,671.9      30.5     22.6         3,725.0

Other income                              1,870.0     963.9    (30.9)(b)     2,775.5
                                                               (27.5)(c)
Other expenses                           (3,631.6)   (700.6)     5.2 (b)    (4,327.0)
                                         --------    ------    -----        --------

Income before income taxes                1,910.3     293.8    (30.6)        2,173.5
Income taxes                               (632.4)   (108.6)     3.1 (b)      (728.3)
                                                                 9.6 (d)
                                         --------    ------    -----        --------

Income from continuing operations        $1,277.9    $185.2   ($17.9)       $1,445.2
                                         ========    ======   ======        ========

Income from continuing operations per
   share (a)                                $2.91                              $2.43
                                         ========                           ========

Average common shares outstanding (000)   433,323                            587,789
                                         ========                           ========

(a) The calculation of income from continuing operations per share for the pro forma financial statements uses the weighted average number of shares of BANC ONE common stock and First USA common stock, adjusted to equivalent shares of BANC ONE common stock.

(b) To record the impact of certain reclassifications to conform BANC ONE and First USA financial statement presentations.

(c) To conform BANC ONE's and First USA's accounting policy relative to revenue recognition for loan servicing income and deferral and amortization of loan origination costs.

(d) To record income tax effect relating to accounting adjustments to conform revenue recognition policies for loan servicing income and the deferral and amortization of loan origination costs.

 See Notes to the unaudited Pro Forma Condensed Combined Financial Information.

                                      (6)

                     BANC ONE CORPORATION and Subsidiaries
                Pro Forma Condensed Combined Statement of Income

                                  (unaudited)
           Year ended December 31, 1994 for BANC ONE and twelve month period ended December 31, 1994 for First USA

                                         BANC ONE  First USA  Adjustments   Pro Forma
                                         --------  ---------  -----------   ---------
                                         (dollars in millions, except per share data)
Interest income                          $6,448.4    $426.6    $34.6 (b)    $6,909.6

Interest expense                         (2,248.8)   (250.0)                (2,498.8)
                                         --------    ------    -----        --------

Net interest income                       4,199.6     176.6     34.6         4,410.8
Provision for loan and lease losses        (242.3)    (49.9)                  (292.2)
                                         --------    ------    -----        --------
Net interest income after provision
  for loan and lease losses               3,957.3     126.7     34.6         4,118.6

Other income                              1,329.5     573.1    (40.9)(b)     1,851.9
                                                                (9.8)(c)
Other expenses                           (3,768.0)   (401.5)     5.2 (b)    (4,164.3)
                                         --------    ------    -----        --------

Income before income taxes                1,518.8     298.3    (10.9)        1,806.2
Income taxes                               (513.7)   (108.9)     1.1 (b)      (618.1)
                                                                 3.4 (d)
                                         --------    ------    -----        --------

Income from continuing operations        $1,005.1    $189.4    ($6.4)       $1,188.1
                                         ========    ======   ======        ========

Income from continuing operations per
  share (a)                                 $2.20                              $1.99
                                         ========                           ========

Average common shares outstanding (000)   448,118                            589,316
                                         ========                           ========

(a) The calculation of income from continuing operations per share for the pro forma financial statements uses the weighted average number of shares of BANC ONE common stock and First USA common stock, adjusted to equivalent shares of BANC ONE common stock.

(b) To record the impact of certain reclassifications to conform BANC ONE and First USA financial statement presentations.

(c) To conform BANC ONE's and First USA's accounting policy relative to revenue recognition for loan servicinq income and deferral and amortization of loan origination costs.

(d) To record income tax effect relating to accounting adjustments to conform revenue recognition policies for loan servicing income and the deferral and amortization of loan origination costs.

 See Notes to the unaudited Pro Forma Condensed Combined Financial Information.

                                      (7)

                        NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1. BASIS OF PRESENTATION

        The unaudited pro forma condensed combined financial information reflects the Merger using the "pooling of interests" method of accounting. The unaudited Pro Forma Condensed Combined Balance Sheets assumes that the Merger was consummated on March 31, 1997 and December 31, 1996, respectively.

        BANC ONE has a fiscal year ending December 31 and First USA has a fiscal year ending June 30. Accordingly, the unaudited Pro Forma Condensed Combined Statements of Income combine BANC ONE's historical results for the fiscal years ended December 31, 1996, 1995 and 1994 with First USA's historical results for the twelve-month periods ended December 31, 1996, 1995 and 1994, respectively, giving effect to the Merger as if it had occurred on January 1, 1994.

        Certain pro forma adjustments have been made to these condensed combined financial statements to conform significant accounting policy differences identified by BANC ONE and First USA.

NOTE 2. MERGER-RELATED EFFECTS

        The pro forma data does not, given the operational overlap of credit card operations between BANC ONE and First USA, reflect the incurrence of certain costs relating to or resulting from the Merger. Such costs resulted in a charge to earnings of $371 million in the second quarter 1997.

NOTE 3. ADDITIONAL TRANSACTION

        The pro forma financial data does not give effect to the June 1, 1997 acquisition of Liberty Bancorp, Inc., an Oklahoma corporation, as the acquisition is not material to BANC ONE individually or in the aggregate since it represents less than 3% of BANC ONE's consolidated assets as of December 31, 1996.

                                      (8)